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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-3, File No. 333-37073, and Registration Statements on Form S-8, File No. 333-46943 and File No. 033-62280.


                                                       TRICE GEARY & MYERS LLC



Salisbury, Maryland
March 21, 2002